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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 1999


                      YAMAHA MOTOR RECEIVABLES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE             33-72806, 33-94784           33-0592719
(STATE OR OTHER JURISDICTION    (COMMISSION FILE        (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBERS)           IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500


                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS

     Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the June 15, 1999 Distribution Date for the Collection Period ending May 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)


Dated:  June 15, 1999                        By: RUSSELL JURA
                                                 ------------
                                             Name: Russell Jura
                                             Title:   Assistant Secretary


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                                INDEX TO EXHIBITS



EXHIBIT                                                        METHOD OF
NUMBER                      EXHIBIT                             FILING
-------                     -------                            ---------
 5.1           Monthly Servicer's Certificate                Filed Herewith
               with respect to the JUNE 15, 1999
               Distribution Date for the
               Collection Period ending MAY 31, 1999.


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